STOCKSNIPS AI-POWERED SENTIMENT US ALL CAP ETF Ticker Symbol: NEWZ Listed on The Nasdaq Stock Market LLC	SUMMARY PROSPECTUS April 8, 2024 www.stocksnipsetfs.ai

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information (“SAI”), which contain more information about the Fund and its risks. The current Prospectus and SAI, each dated April 8, 2024, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Prospectus, reports to shareholders, and other information about the Fund online at www.stocksnipsetfs.ai. You can also get this information at no cost by calling 215-882-9983.

INVESTMENT OBJECTIVE
The StockSnips AI-Powered Sentiment US All Cap ETF (the “Fund”) seeks long-term capital appreciation.
FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may also pay brokerage commissions on the purchase and sale of Shares, which are not reflected in the table or example below.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)
Management Fee[1]	0.75%
Distribution and/or Service (12b-1) Fees	None
Other Expenses[2]	0.00%
Total Annual Fund Operating Expenses	0.75%
Fee Waiver[3]	(0.10%)
Total Annual Fund Operating Expenses After Fee Waiver	0.65%
1 The Fund’s investment advisory agreement provides that the Fund’s investment adviser will pay substantially all expenses of the Fund, except for the fee payment under the Fund’s Investment Advisory Agreement, payments under the Fund’s Rule 12b-1 Distribution and Service Plan, brokerage expenses, acquired fund fees and expenses, taxes, interest (including borrowing costs), litigation expense and other non-routine or extraordinary expenses. Additionally, the Fund shall be responsible for its non-operating expenses and fees and expenses associated with the Fund’s securities lending program, if applicable.
2 Other Expenses are estimated for the current fiscal year.
3 The Fund’s investment adviser has contractually agreed to waive receipt of its management fees and/or assume expenses of the Fund so that the total annual operating expenses of the Fund (excluding payments under the Fund’s Rule 12b-1 distribution and service plan (if any), acquired fund fees and expenses, brokerage expenses, taxes (including tax-related services), interest (including borrowing costs), litigation expense (including class action-related services) and other non-routine or extraordinary expenses) do not exceed 0.65% of the Fund’s average daily net assets. This agreement will remain in place until April 30, 2025 unless terminated sooner by the Fund’s Board of Trustees.
EXAMPLE
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same (except that the Example incorporates any applicable fee waiver and/or expense limitation agreements for only the first year). You may also pay brokerage commissions on the purchase and sale of Shares, which are not reflected in the example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year:	Three Years:
$66	$230
PORTFOLIO TURNOVER
The Fund may pay transaction costs, including commissions when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. As of the date of this Prospectus, the Fund has not yet commenced operations and portfolio turnover data therefore is not available.

PRINCIPAL INVESTMENT STRATEGIES
The Fund is an actively-managed exchange-traded fund (“ETF”) that seeks to achieve its investment objective by utilizing an investment strategy that leverages artificial intelligence (“AI”) and natural language processing to derive a proprietary News Media Sentiment Signal (the “Sentiment Signal”). AI refers to the application of computer systems to perform tasks that typically require human intelligence, discernment and adaption, such as decision-making, reasoning and learning from past experiences. The Fund’s sub-adviser, StockSnips, Inc. (“StockSnips” or the “Sub-Adviser”), uses an investment process based on a proprietary ranking and selection process, which is designed to identify stocks with the most positive news coverage, as described in more detail below.
Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amounts of any borrowings for investment purposes) in securities of U.S.-listed large, mid and small capitalization companies. The Fund invests in equity securities of such companies, including common stock and American Depositary Receipts (“ADRs”).
The Sub-Adviser’s quantitative security selection process begins with an investment universe of all U.S. listed equity securities. The investment universe is then screened for securities of issuers included in the following industries, as defined by Zacks sector and industry classifications: Computer/Office Equipment, Computer Software/Service, Non-Food Retail, Drugs, Miscellaneous Technology, Business Services, Food/Drug-Retail, Medical Care, Soaps/Cosmetics, Electronic-Semi-Conductor, Telecommunication Services, Media, Beverages, Investment Brokers/Investment Management, Insurance, Medical Products, Transportation, Other Consumer Discretionary, Electronics, Telecommunications Equipment, Utilities - Gas Distribution, Food, Utilities - Electric Power, Finance, Consumer Products - Miscellaneous Staples, Tobacco and Business Products. These industries may be modified on an annual basis when the investment universe is reconstituted. The Sub-Adviser then excludes any securities that have (i) less than $2 billion in market capitalization, (ii) high volatility as compared to the market as measured by a beta of equal to or greater than 1.5, (iii) a return on equity, which measures how much net income a company generates per dollar of invested capital, that is less than 15%, and (iv) less than a defined volume of news coverage. This process typically yields a universe of approximately 350 securities. The Sub-Adviser then utilizes its algorithms to select sentiment leaders amongst the remaining investment universe.
The Sub-Adviser believes that quantification of news sentiment can be a proxy for investor sentiment. The Sub-Adviser employs quantitative modeling, which leverages the Sentiment Signal and a trending Sentiment Momentum signal (the “Sentiment Momentum Signal”). The Sentiment Signal uses natural language processing to derive investor sentiment using news articles, blogs and other textual information. The Sentiment Momentum Signal refers to the trend or direction of investor sentiment over time for a particular stock. A positive Sentiment Momentum Signal indicates growing optimism among investors, often leading to upward price movements. Conversely, a negative Sentiment Momentum Signal indicates increasing investor pessimism, which can lead to price declines.
The Sentiment Signal and the Sentiment Momentum Signal are each derived using natural language processing and machine learning algorithms that transform unstructured textual data from News Sources (as defined below) into quantified real-time sentiment signals. Machine learning refers to technologies that enable a computer to learn from data it has processed to incorporate different assumptions or past experience into future computations or analysis. In the context of the StockSnips sentiment signals, machine learning is used to classify “financial oriented” sentences (news snippets) attributed to a company as being positive, negative or uncertain.
StockSnips gathers news information on a daily basis and evaluates such information along with a proprietary historical sentiment dataset covering approximately 5,000 US equities. The algorithms rank the securities in the investment universe based on the amount of positive news available about a company and its sentiment momentum. The top 30 to 50 stocks are included in the Fund and are equal weighted. The Sub-Adviser expects that under normal market conditions, up to 95% of the portfolio assets will be invested in the securities recommended by the algorithms.
The news snippets are collected from reliable online sources, including news articles, blog posts, SEC filings, earnings transcripts and analyst reports from Zacks, Motley Fool, Associated Press, CNBC and other financial news sources (collectively “News Sources”). The Sub-Adviser considers a News Source to be reliable if it is obtained from a publication or other source that has authors/analysts who research and write opinions or reports on events relating to U.S. equities. Some New Sources are licensed by the Sub-Adviser and others are publicly available.
The portfolio is rebalanced and reconstituted on a monthly basis.
PRINCIPAL RISKS
An investment in the Fund involves risk, including those described below. There is no assurance that the Fund will achieve its investment objective. An investor may lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. More complete risk descriptions are set forth below under the heading “Additional Information About the Fund’s Principal Risks”.

Artificial Intelligence Model Risk. The Fund’s investment strategies rely heavily upon AI to derive sentiment signals which guide investment decisions. While the Sub-Adviser employs natural language processing and algorithms designed to optimize the accuracy and reliability of these signals, it cannot always guarantee their precision or correctness. The performance of the Sub-Adviser’s algorithms is intrinsically linked to the validity of the AI-derived sentiment signals, and any inaccuracies or errors in these signals, or the data used to derive these signals, may adversely affect the performance of the Fund. Investors should be aware that all investment strategies carry inherent risks, and the use of AI to inform investment decisions introduces an additional layer of complexity and potential uncertainty.
The Sub-Adviser’s algorithms do not analyze broad market conditions, macroeconomic events or potential black swan events, unless they have specific reference to specific US equities within the article. Additionally, the News Sources that are analyzed by the algorithms may be biased with respect to the companies that are included in the news snippets, including the nature of the news stories that are presented. Some companies may be over or underrepresented based on the subjective judgments of the news organizations. These limitations may reduce the ability of the algorithms to effectively analyze investor sentiment and sentiment momentum, which can cause the signals to diverge from actual investor sentiment. Moreover, high positive sentiment signals may not correlate with positive change in the value of a company’s stock and low positive or negative sentiment signals may not correlate with negative change in the value of a company’s stock. Additionally, News Sources are susceptible to the following risks which may disrupt the Sub-Adviser’s ability to receive meaningful information from such sources: permanent cessation of operations, disruption in service caused by hardware or software failure, interruptions or delays in service by third-party data center hosting facilities and maintenance providers, and evolving internet regulation and other regulations that may limit or otherwise affect the operations of news companies.
The Sub-Adviser is committed to conducting ongoing reviews and validations of its AI processes and algorithms to strive for the highest possible accuracy in the sentiment signals. However, due to the unpredictable and dynamic nature of financial markets, as well as the limitations inherent in any AI-based system, there is no guarantee regarding the accuracy or reliability of the AI-derived sentiment signals.
Machine Learning Risk. The Fund relies on a “machine learning” classification process as well as data and information supplied by third party news sources, some of which are public and some of which are subscription based. To the extent the machine learning process does not perform as designed or as intended, the Fund’s strategy may not be successfully implemented, and the Fund may lose value. If the News Sources are incorrect, incomplete or unreliable, any decisions made in reliance thereon may lead to the inclusion or exclusion of securities that would have been excluded or included had the information not contained such flaws.
Natural Language Processing Risk. The Sub-Adviser’s strategy utilizes sentiment signals that are derived using an automated natural language processing system to rank and select equities. This is different than traditional classification systems that use fundamental factors like growth, value, size, and profitability. This may result in equities that may not otherwise be included in traditional portfolio construction methods and may lead to a decline in the Fund’s value.
Monthly Rebalance Risk. Because the Sub-Adviser rebalances and reconstitutes the Fund on a monthly basis based on news data that is analyzed in connection with such rebalance (a “Rebalance”), (i) the Fund’s exposures may be affected by the news environment at or around the time of a Rebalance, and (ii) changes to the Fund’s exposures may lag investor sentiment and investor sentiment momentum direction (up or down) by as long as a month if such changes first take effect at or around the time of a Rebalance. Such lags between the implementation of the Sub-Adviser's signals may result in significant underperformance relative to the broader US market.
Large-Capitalization Companies Risk. Large-capitalization companies may trail the returns of the overall stock market. Large-capitalization stocks tend to go through cycles of doing better - or worse - than the stock market in general. These periods have, in the past, lasted for as long as several years.
Mid-Capitalization Companies Risk. Investing in securities of mid-capitalization companies involve greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. Often mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.
Small-Capitalization Companies Risk. Investing in securities of small-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. Small-capitalization companies often have less predictable earnings, more limited product lines, markets, distribution channels and financial resources, and the management of such companies may be dependent upon one or few people. Price movements of small-capitalization companies may be more volatile than mid-capitalization and large-capitalization companies.
Risk of Investing in the U.S. Certain changes in the U.S. economy, such as when the U.S. economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund has exposure.

American Depositary Receipts Risk. The Fund’s investments may include American Depositary Receipts (ADRs). ADRs are generally subject to the risks of investing directly in foreign securities and, in some cases, there may be less information available about the underlying issuers than would be the case with a direct investment in the foreign issuer. ADRs represent shares of foreign-based corporations. Investment in ADRs may be more or less liquid than the underlying shares in their primary trading market.
Investment Risk. When you sell your Shares of the Fund, they could be worth less than what you paid for them. The Fund could lose money due to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular asset classes or industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Therefore, you may lose money by investing in the Fund.
Equity Investing Risk. An investment in the Fund involves risks similar to those of investing in any fund holding equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices. The values of equity securities could decline generally or could underperform other investments. In addition, securities may decline in value due to factors affecting a specific issuer, market or securities markets generally.
ETF Risks.
•Authorized Participants, Market Makers and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
•Premium-Discount Risk. The Shares may trade above or below their net asset value (“NAV”). The market prices of Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of, and demand for, Shares on The Nasdaq Stock Market LLC (the “Exchange”) or other securities exchanges. The trading price of Shares may deviate significantly from NAV during periods of market volatility or limited trading activity in Shares. In addition, you may incur the cost of the “spread,” that is, any difference between the bid price and the ask price of the Shares.
•Cost of Trading Risk. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares.
•Trading Risk. Although the Shares are listed on the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Shares on the Exchange may be halted. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of its underlying portfolio holdings, which can be less liquid than Shares, potentially causing the market price of Shares to deviate from its NAV. The spread varies over time for Shares of the Fund based on the Fund’s trading volume and market liquidity and is generally lower if the Fund has high trading volume and market liquidity, and higher if the Fund has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size).
Management Risk. The Fund is actively-managed and may not meet its investment objective based on the Sub-Adviser’s or portfolio managers’ success or failure to implement investment strategies for the Fund. The success of the Fund’s investment program depends largely on the investment techniques and risk analyses applied by the Sub-Adviser and the portfolio managers and the skill of the Sub-Adviser and/or portfolio managers in evaluating, selecting, and monitoring the Fund’ assets. The Fund could experience losses (realized and unrealized) if the judgment of the Sub-Adviser or portfolio managers about markets or sectors, or the attractiveness, intrinsic value, or potential appreciation of particular investments made for the Fund’s portfolio prove to be incorrect. It is possible the investment techniques and risk analyses employed on behalf of the Fund will not produce the desired results.
New Fund Risk. The Fund is a recently organized management investment company with no operating history. As a result, prospective investors have no track record or history on which to base their investment decision. There can be no assurance that the Fund will grow to or maintain an economically viable size.
High Portfolio Turnover Risk. The Fund’s investment strategy is expected to result in higher turnover rates. This may increase the Fund’s brokerage commission costs, which could negatively impact the performance of the Fund. Rapid portfolio turnover also exposes shareholders to a higher current realization of short-term capital gains, distributions of which would generally be taxed to you as ordinary income and thus cause you to pay higher taxes.

Geopolitical/Natural Disaster Risks. The Fund’s investments are subject to geopolitical and natural disaster risks, such as war, terrorism, trade disputes, political or economic dysfunction within some nations, public health crises and related geopolitical events, as well as environmental disasters, epidemics and/or pandemics, which may add to instability in world economies and volatility in markets. The impact may be short-term or may last for extended periods.
PERFORMANCE
Performance information is not provided below because the Fund has not yet been in operation for a full calendar year. When provided, the information will provide some indication of the risks of investing in the Fund by showing how the Fund’s average annual returns compare with a broad measure of market performance. Past performance does not necessarily indicate how the Fund will perform in the future. Performance information is available on the Fund’s website at www.stocksnipsetfs.ai or by calling the Fund at (215) 882-9983.
INVESTMENT ADVISER

Investment Adviser:	Empowered Funds, LLC dba EA Advisers (“Adviser”)
Investment Sub-Adviser:	StockSnips, Inc. (“Sub-Adviser” or “StockSnips”)
PORTFOLIO MANAGERS
Ravindra Koka, Robert Lindenberg and Leandro Lopez-Leon are each a portfolio manager to the Fund and collectively are primarily responsible for the day-to-day management of the Fund since its inception in April, 2024.
SUMMARY INFORMATION ABOUT PURCHASES, SALES, TAXES, AND FINANCIAL INTERMEDIARY COMPENSATION
PURCHASE AND SALE OF FUND SHARES
The Fund issues and redeems Shares on a continuous basis only in large blocks of Shares, typically 10,000 Shares, called “Creation Units,” and only APs (typically, broker-dealers) may purchase or redeem Creation Units. Creation Units generally are issued and redeemed ‘in-kind’ for securities and partially in cash. Individual Shares may only be purchased and sold in secondary market transactions through brokers. Once created, individual Shares generally trade in the secondary market at market prices that change throughout the day. Market prices of Shares may be greater or less than their NAV. Except when aggregated in Creation Units, the Fund’s shares are not redeemable securities.
TAX INFORMATION
The Fund’s distributions generally are taxable to you as ordinary income, capital gain, or some combination of both, unless your investment is in an Individual Retirement Account (“IRA”) or other tax-advantaged account. However, subsequent withdrawals from such a tax-advantaged account may be subject to federal income tax. You should consult your tax advisor about your specific tax situation.
PURCHASES THROUGH BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase Shares through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend Shares over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.